SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2012
Date of Report (Date of earliest event reported)

FREEDOM ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-25474
(Commission File Number)

56-2291458
(I.R.S. Employer Identification No.)

11372 United Way, Orlando, FL  32819
(Address of principal executive offices)

(407) 905-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 15,2012 the majority of the shareholders have elected to reconstitute the board of directors.  The following individuals were elected to serve on the board of Freedom Environmental Services, Inc. Michael Ciarlone, Michael Borish, Reginald Berthiaume and Dr. Scott Levine. Additionally there will be one board seat left open for a future appointment if need be.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freedom Environmental Services, Inc.

/s/ Michael S. Borish
Michael S. Borish
President, CEO & CFO

Date: June 26, 2012